Fees Summary	Nov. 11, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ (0)
Total Fee Amount	3,664.70
Total Transaction Valuation	42,122,961.62
Total Offset Amount	(0)
Net Fee	$ 3,664.70
Offset Table N/A	N/A